UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 13, 2006
HEI, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota	55386

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code) (952) 443-2500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2006 Non-employee Director Stock Purchase Plan
Non-employee Director Stock Purchase Agreement
Form of Restricted Stock Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     Effective January 13, 2006 (the “Effective Date”), the Board of Directors of HEI, Inc. (the “Company”) adopted the HEI, Inc. 2006 Nonemployee Director Stock Purchase Plan (the “Plan”). Under the terms of the Plan, each Nonemployee Director, as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934 (a “Participant”), was given the right on the Effective Date to acquire $16,000 of the Company’s common stock (the “Stock”) in lieu of a cash payment of the same amount otherwise due in partial payment for their services as directors. Each Nonemployee director elected to purchase $16,000 of Company common stock under the Plan. The purchase price of each share of Stock is 100% of the closing price as posted on the NASDAQ Stock Market on the Effective Date. The Stock acquired by any Participant under the Plan is restricted and, except in certain circumstances, does not fully vest until September 1, 2006. Any and all offerings under the Plan terminate immediately following the Effective Date, and no additional Stock will be sold under the Plan without further action by the Board of Directors of the Company.
     Also effective January 13, 2006, the Company granted restricted stock to certain participants under the Company’s 1998 Stock Option Plan, as amended. The grants were made to 17 participants and the aggregate number of shares of Company common stock covered by the grants is 79,800 shares. The restricted stock awards vest pro rata over a four year period, subject to continued employment or service with the Company or its affiliates. The form of restricted stock agreement utilized for this grant is attached as exhibit 10.3 hereto and incorporated herein by reference. The directors and executive officers receiving restricted stock awards as a part of this grant and the aggregate amount of such grants for persons is listed below. The director grants were made in lieu of their annual grant of a total of options to purchase 50,000 shares of Company common stock.

Name	Amount
Dennis Leisz, director	3,000
Timothy Floeder, director	3,000
Michael Evers, director	3,000
George Heenan, director	3,000
Robert Heller, director	3,000
Mack Traynor, officer	15,000
James Vetricek, officer	9,000
Simon Hawksworth, officer	9,000
Timothy Clayton, officer	9,000
Scott Stole, officer	3,000
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
[The following Exhibits are filed as a part of this Report / The following Exhibits shall be deemed furnished and not filed as a part of this Report:]

Exhibit No.	Description of Exhibit

10.1	HEI, Inc. 2006 Nonemployee Director Stock Purchase Plan, effective January 13, 2006

10.2	Nonemployee Director Stock Purchase Agreement, effective January 13, 2006

10.3	HEI, Inc. Form of Restricted Stock Agreement

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: January 16, 2006
	By	/s/ Timothy Clayton

Timothy Clayton
Its: Chief Financial Officer

3

EXHIBIT INDEX

10.1	HEI, Inc. 2006 Nonemployee Director Stock Purchase Plan, effective January 13, 2006

10.2	Nonemployee Director Stock Purchase Agreement, effective January 13, 2006

10.3	HEI, Inc. Form of Restricted Stock Agreement